                                                                    EXHIBIT 10.3
                                                                    ------------

                    TWELFTH RESTATED REGISTRATION AGREEMENT
                    ---------------------------------------


     TWELFTH RESTATED REGISTRATION AGREEMENT, dated as of June 18, 1999 ("Agreement"), by and among Allscripts, Inc. (the "Company"), those Holders of the Company's Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred and Series G Preferred listed in Schedule I attached hereto (collectively, the "Preferred Holders"), the Holders of the Extension Guaranty Warrants listed in Schedule II hereto (the "Extension Guaranty Warrant Holders"), the Holders of the 1996 Extension Guaranty Warrants listed in Schedule II hereto (the "1996 Extension Guaranty Warrant Holders"), those Holders of Common listed in Schedule III hereto, which Common automatically converted from Class B Common at December 31, 1993 (the "Common Holders"), the Holders of Series H Warrants and H Unit Common listed in Schedule IV hereto (the "H Unit Holders"), the Holders of Extension Series H Warrants listed in Schedule IV hereto (the "Extension Series H Warrant Holders"), the Holders of I Unit Common listed in Schedule V hereto (the "I Unit Common Holders") and the Holders of Debenture Warrants listed in Schedule VI hereto (the "Debenture Warrant Holders").


                                R E C I T A L S
                                - - - - - - - -

     A. Pursuant to those certain Series A Convertible Preferred Stock Purchase Agreements by and between the Company and each of the Holders of Series A Preferred dated as of June 19, 1986 and amended as of April 24, 1987, January 11, 1988, February 17, 1989 and May 12, 1989 and as may be further amended from time to time (collectively, the "Series A Agreements"), the Company sold to the Holders of Series A Preferred an aggregate of 1,050,000 shares of Series A Preferred.

     B. The Series A Agreements granted certain securities registration rights to the Holders of Series A Preferred.

     C. Pursuant to those certain Series B Convertible Preferred Stock Purchase Agreements by and between the Company and each of the Holders of Series B Preferred dated as of April 24, 1987 and amended as of January 11, 1988, February 17, 1989 and May 12, 1989 and as may be further amended from time to time (collectively, the "Series B Agreements"), the Company sold to the Holders of Series B Preferred an aggregate of 533,333 shares of Series B Preferred.

     D. The Series B Agreements granted certain securities registration rights to the Holders of Series B Preferred.

     E. Pursuant to that certain Medical Adviser Agreement dated February 23, 1987 and amended as of May 1, 1987 by and between the Company and Northwestern Physicians Network ("NPN") (the "Adviser Agreement"), subject to NPN satisfying certain conditions, the Company would have been obligated to issue to NPN warrants (the "NPN Warrants") to purchase up to 47,280 shares of Common of the Company.

     F. The Company and the Holders of Series A Preferred deemed it desirable for the Company to grant certain securities registration rights to NPN to induce NPN to enter into the Adviser Agreement which rights were granted pursuant to this Registration Agreement.

     G. On July 19, 1988 the Company notified NPN that the Company wished to terminate the Adviser Agreement, effective October 17, 1988, in accordance with its terms; the Adviser Agreement was thereby terminated and the Company is not obligated to issue, and has not issued, any NPN Warrants to NPN.

     H. Pursuant to those certain Series C Convertible Preferred Stock Purchase Agreements dated as of January 11, 1988 and amended as of February 17, 1989 and May 12, 1989 (the "Original Series C Agreements") by and among the Company and Allstate Insurance Company and Providence Partnership II (collectively, the "Original Series C Investors"), the Company sold to the Original Series C Investors an aggregate of 500,000 shares of Original Series C Preferred. In connection with the issuance of the Original Series C Preferred, the Original Series C Investors were granted certain securities registration rights, which registration rights, together with the registration rights of NPN and the Holders of Series A Preferred and Series B Preferred, were incorporated into a certain Second Restated Registration Agreement dated as of January 11, 1988 by and among the Company, NPN and the Holders of Series A Preferred, Series B Preferred and Original Series C Preferred ("Second Restated Registration Agreement").

     I. The Company has amended and restated the rights and preferences of the Original Series C Preferred so as to create the Series C Preferred, and has issued to the Holders of Series C Preferred as listed on Schedule I attached hereto an aggregate of 2,187,501 shares of Series C Preferred pursuant to the Original Series C Agreements, certain Series C Senior Convertible Preferred Stock Purchase Agreements dated as of April 1, 1988 and amended as of February 17, 1989 and May 12, 1989 by and between the Company and each of such Holders (the "Series C Agreements"), and the Original Series C Stock Dividend.

     J. In connection with the sale of the Series C Preferred pursuant to the Series C Senior Convertible Preferred Stock Purchase Agreements dated as of April 1, 1988 and the issuance of Series C Preferred pursuant to the Original Series C Stock Dividend, the Holders of Series C Preferred were granted certain securities registration rights, which registration rights, together with the registration rights of NPN and the Holders of Series A Preferred, Series B Preferred and Original Series C Investors, were incorporated into a certain Third Restated Registration Agreement dated as of April 22, 1988, by and among the Company, NPN and the Holders of Series A Preferred, Series B Preferred and Series C Preferred ("Third Restated Registration Agreement").

     K. Pursuant to the Series D Senior Convertible Preferred Stock Purchase Agreements dated as of May 1, 1989 (collectively, the "Original Series D Agreements") by and between the Company and the Original Holders of the Series D Preferred listed on Schedule I attached hereto, the Company sold to the Original Holders of the Series D Preferred an aggregate of 1,300,000 shares of Series D Preferred. In connection with the issuance of the Series D Preferred, the Original Holders of the Series D Preferred were granted certain registration rights, which registration rights together with the registration rights of the Holders of the Series A Preferred, Series B Preferred and Series C Preferred, were incorporated into a Fourth Restated Registration Agreement dated as of May 18, 1989 by and among the Company and the Holders of the Series A Preferred, Series B Preferred and Series C Preferred and the Original Holders of Series D Preferred (the "Fourth Restated Registration Agreement").

     L. Pursuant to the Purchase Agreements for Series E Super Senior Convertible Preferred Stock, 8.04% Subordinated Notes due November 30, 1993 and warrants to purchase shares of Common Stock, dated as of November 15, 1990 (collectively, the "Warrant and Series E Agreements"), the

Company sold to such Holders an aggregate of 621,819 shares of Series E Preferred, Notes in an aggregate principal amount of $2,005,372 and warrants to purchase an aggregate of 716,212 shares of Common (the "8.04% Warrants"). In connection with the issuance of the 8.04% Warrants and the Series E Preferred, Holders of the 8.04% Warrants and the Series E Preferred were granted certain registration rights, which registration rights, together with the registration rights granted to the Holders of the Series A Preferred, Series B Preferred and Series C Preferred and the Original Holders of Series D Preferred were incorporated into a Fifth Restated Registration Agreement, dated as of November 20, 1990 by and among the Company and the Holders of the Series A Preferred, Series B Preferred, Series C Preferred, Series E Preferred and the 8.04% Warrants and the Original Holders of Series D Preferred.

     M. Pursuant to an Asset Purchase Agreement (the "Mailscripts Asset Purchase Agreement") between Mailscripts, Inc., an Ohio corporation ("Mailscripts"), Direct Pharmaceutical Corporation, a Delaware corporation, and the Company, dated as of October 22, 1991, the Company purchased, and Mailscripts sold, certain assets of Mailscripts for consideration consisting of, among other things, 800,000 shares of Class B Common.

     N. Pursuant to an Asset Purchase Agreement (the "ISP Purchase Agreement") between ISP Pharmaceuticals, Inc. ("ISP"), a Nevada corporation, and the Company, dated as of November 22, 1991, the Company purchased, and ISP sold, certain assets of ISP for consideration consisting of, among other things, 45,446 shares of Class B Common.

     O. In connection with the issuance of the Class B Common to Mailscripts and ISP, Mailscripts and ISP were granted certain registration rights, which registration rights, together with the registration rights granted to the Holders of the Series A Preferred, Series B Preferred, Series C Preferred, Series E Preferred and the 8.04% Warrants and the Original Holders of Series D Preferred were incorporated into a Sixth Restated Registration Agreement dated as of November 22, 1991 by and among the Company and the Holders of Series A Preferred, Series B Preferred, Series C Preferred, Series E Preferred and the 8.04% Warrants, the Original Holders of Series D Preferred, Mailscripts and ISP.

     P. Pursuant to the Purchase Agreements for the Company's Series D Preferred, dated as of December 15, 1991 (the "Series D Agreements"), the Company sold 444,445 shares of Series D Preferred. In connection with the issuance of such shares of Series D Preferred, the purchasers of such shares of Series D Preferred were granted certain registration rights, which registration rights, together with the registration rights granted to the Holders of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, and the 8.04% Warrants, the original Holders of Series D Preferred, Mailscripts and ISP were incorporated into a Seventh Restated Registration Agreement dated as of December 30, 1991 by and among the Company and the Holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred and the 8.04% Warrants, Mailscripts and ISP.

     Q. Pursuant to the Note Extension Agreement, dated as of January 15, 1993 (the "Note Extension Agreement"), the Company issued warrants to purchase an aggregate of 53,985 shares of Common (the "1993 Warrants", which together with the 8.04% Warrants shall hereinafter be collectively referred to as the "Warrants").

     R. Pursuant to the Warrant Purchase Agreement, dated as of January 31, 1993 (the "Warrant Purchase Agreement"), the Company issued warrants to purchase an aggregate of 721,986 shares of Common (the "Guaranty Warrants"). Pursuant to the provisions of Section 19 of the Eighth

Restated Registration Agreement, dated as of January 15, 1993, by and among the Company, and the Holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred and the Warrants, Mailscripts and ISP, the Company and the Holders of Proforma Conversion Stock who executed the Ninth Restated Registration Agreement and who were parties to the Eighth Restated Registration Agreement, amended and restated the Eighth Restated Registration Agreement to provide for the grant to the issuees of the Guaranty Warrants pursuant to the Warrant Purchase Agreement of certain registration rights as set forth in the Ninth Restated Registration Agreement dated as of January 31, 1993 by and among the Company and the Holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, the Warrants and the Guaranty Warrants, Mailscripts and ISP.

     S. Pursuant to the Amendment to Warrants and Exchange Agreement, dated as of September 22, 1994, the Company (i) issued an aggregate of 2,492,781 shares of Series F Senior Convertible Preferred Stock to the Holders of the Notes and the Series E Preferred in exchange for the Notes, all accrued but unpaid interest thereon and all accrued but unpaid dividends on the Series E Preferred,
(ii) issued an aggregate of 621,819 shares of Series G Super Senior Convertible Preferred Stock to the Holders of the Series E Preferred in exchange for all issued and outstanding shares of Series E Preferred, (iii) amended and restated the Warrants and issued Amended and Restated Warrants (as, from time to time, such warrants may be amended and/or amended and restated, the "Amended and Restated Warrants") in substitution therefor, and (iv) amended and restated the Guaranty Warrants and issued Amended and Restated Guaranty Warrants (as, from time to time, such warrants may be amended and/or amended and restated, the "Amended and Restated Guaranty Warrants") in substitution therefor.

     T. Pursuant to the Warrant Purchase Agreement dated as of September 22, 1994 (the "Extension Guaranty Warrant Purchase Agreement"), the Company issued warrants to purchase an aggregate of 938,572 shares of Common (as, from time to time, such warrants may be amended and/or amended and restated, the "Extension Guaranty Warrants"). Pursuant to Amendment No. 1 dated as of April 30, 1996 to the Extension Guaranty Warrant Purchase Agreement, the Company issued warrants to purchase an aggregate of 1,675,090 shares of Common (as, from time to time, such warrants may be amended and/or amended and restated, the "1996 Extension Guaranty Warrants").

     U. Pursuant to the Purchase Agreements for Series H Superior Senior Redeemable Preferred Stock, warrants to purchase shares of Common Stock and shares of Common Stock, dated as of September 22, 1994, the Company issued an aggregate of 1,361,775 shares of Series H Preferred, warrants to purchase an aggregate of 13,617,853 shares of Common (as, from time to time, such warrants may be amended and/or amended and restated, the "Series H Warrants") and 9,078,566 shares of Common (the "H Unit Common"). Pursuant to the provisions of the Ninth Restated Registration Agreement, dated as of January 31, 1993, by and among the Company, and the Holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, the Warrants and the Guaranty Warrants, Mailscripts and ISP, the Ninth Restated Registration Agreement was amended and restated to combine all registration provisions with respect to H Unit Common and Common issued upon conversion of all Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred and the Class B Common and the exercise of the Amended and Restated Warrants, the Amended and Restated Guaranty Warrants, the Extension Guaranty Warrants and the Series H Warrants, all as set forth in the Tenth Restated Registration Agreement, dated as of September 22, 1994.

     V. Pursuant to an Agreement, Consent and Waiver, dated as of April 16, 1998, the Company issued warrants to purchase an aggregate of 5,500,000 shares of Common (as, from time to time, such warrants may be amended and/or amended and restated, the "Extension Series H Warrants") to the Holders of the Series H Preferred.

     W. Pursuant to the Exchange Agreement, dated as of April 16, 1998, the Company issued, among other things, warrants to purchase an aggregate of 8,000,000 shares of Common (as, from time to time, such warrants may be amended and/or amended and restated, the "Debenture Warrants") to the Holders of the Debentures in exchange for the Debentures.

     X. Pursuant to the Purchase Agreement for Series I Super Superior Senior Redeemable Preferred Stock and shares of Common Stock, dated as of April 16, 1998, the Company issued an aggregate of up to 1,339,241 shares of Series I Preferred and up to 27,582,487 shares of Common (the "I Unit Common"). Pursuant to the provisions of the Tenth Restated Registration Rights Agreement, dated as of September 22, 1994, the Tenth Restated Registration Agreement was amended and restated to combine all registration provisions then existing with those with respect to the Extension Series H Warrants, the Debenture Warrants and the I Unit Common, all as set forth in the Eleventh Restated Registration Agreement, dated as of April 16, 1998 (the "Eleventh Restated Registration Agreement").

     Y. This Agreement specifically amends and restates the Eleventh Restated Registration Agreement, dated as of April 16, 1998, by and among the Company, and the Holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, the Extension Guaranty Warrants, the 1996 Extension Guaranty Warrants, Series H Warrants and H Unit Common, the Extension Series H Warrants, the I Unit Common, the Debenture Warrants, Mailscripts and ISP.


                              A G R E E M E N T S
                              - - - - - - - - - -

     In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Definitions.  As used in this Agreement:
         -----------

     "Amended and Restated Guaranty Warrants" shall have the meaning given such term in the Recitals hereto.

     "Amended and Restated Warrants" shall have the meaning given such term in the Recitals hereto.

     "Class B Common" means the Company's Class B Common Stock, $.01 par value per share, described in Article 4 of the Company's Articles of Incorporation, and any Stock into which such stock may hereafter be changed, other than Voting Common.

     "Common" means the Company's Voting Common and Class B Common, and any Stock into which such Voting Common and Class B Common may hereafter be changed.

     "Company" means Allscripts, Inc., an Illinois corporation, and all successor corporations thereto.

     "Conversion Stock" means (a) H Unit Common and I Unit Common and (b) Voting Common issued upon conversion or exercise, as the case may be, of (i) Series A Preferred sold pursuant to the Series A Agreements, (ii) Series B Preferred sold pursuant to the Series B Agreements, (iii) Series C Preferred (a) sold pursuant to the Original Series C Agreements or the Series C Agreements or (b) issued pursuant to the Original Series C Stock Dividend, (iv) Series D Preferred sold pursuant to the Original Series D Agreements or the Series D Agreements, (v) Series F Preferred, (vi) Series G Preferred, (vii) Extension Guaranty Warrants,
(viii) Series H Warrants, (ix) 1996 Extension Guaranty Warrants, (x) Extension Series H Warrants, (xi) Debenture Warrants and (xii) Class B Common issued in connection with the Mailscripts Asset Purchase Agreement or the ISP Asset Purchase Agreement and any Voting Common issued or issuable as a dividend or other distribution with respect to any such H Unit Common, I Unit Common, Voting Common, Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Extension Guaranty Warrants, Series H Warrants, 1996 Extension Guaranty Warrants, Extension Series H Warrants or Debenture Warrants.

     "Debenture Warrant Holders" shall have the meaning given such term in the Recitals hereto.

     "Debenture Warrants" shall have the meaning given such term in the Recitals hereto.

     "Debentures" shall mean the Company's 8.0% Convertible Subordinated Debentures due 2001.

     "8.04% Warrants" shall have the meaning given such term in the Recitals hereto.

     "Extension Guaranty Warrant Purchase Agreement" shall have the meaning given such term in the Recitals hereto.

     "Extension Guaranty Warrants" shall have the meaning given such term in the Recitals hereto.

     "Extension Series H Warrant Holders" shall have the meaning given such term in the Recitals hereto.

     "Extension Series H Warrants" shall have the meaning given such term in the Recitals hereto.

     "Guaranty Warrants" shall have the meaning given such term in the Recitals hereto.

     "H Unit Common" shall have the meaning given such term in the Recitals hereto.

     "H Unit Holders" shall have the meaning given such term in the Recitals hereto.

     "Holders" means the Persons who shall, from time to time, own of record any Security. The term "Holder" shall mean any one of the Holders.

     "I Unit Common" shall have the meaning given such term in the Recitals hereto.

     "I Unit Common Holders" shall have the meaning given such term in the Recitals hereto.

     "Liberty" shall mean collectively Liberty Partners Holdings 6, L.L.C., State Board of Administration of Florida and Liberty Investment Partnership #6.

     "MSVP" shall mean collectively Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P., and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     "1993 Warrants" shall have the meaning given such term in the Recitals hereto.

     "1996 Extension Guaranty Warrant Holders" shall have the meaning given such term in the Recitals hereto.

     "1996 Extension Guaranty Warrants" shall have the meaning given such term in the Recitals hereto.

     "Note Extension Agreement" shall have the meaning given such term in the Recitals hereto.

     "Notes" means the 8.04% Subordinated Notes due November 30, 1993 issued by the Company pursuant to the Warrant and Series E Agreements in an aggregate original principal amount of $2,005,372.

     "Original Series C Agreements" shall have the meaning given such term in the Recitals hereto.

     "Original Series C Preferred" shall mean the Company's Series C Convertible Preferred Stock, $1.00 par value, sold pursuant to the Original Series C Agreements (as such term is defined in the Series C Agreements).

     "Original Series C Stock Dividend" means the Series C Preferred issued to the Original Series C Investors pursuant to Section 5.16 of the Series C Agreements.

     "Original Series D Agreements" shall have the meaning given such term in the Recitals hereto.

     "Person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

     "Proforma Conversion Stock" shall consist, at any time, of the shares of then outstanding Conversion Stock, the Voting Common which would be issued if the then outstanding Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred and Class B Common were converted into Voting Common immediately prior to such time and the Voting Common which would be issued if the then outstanding Extension Guaranty Warrants, Series H Warrants, 1996 Extension Guaranty Warrants, Extension Series H Warrants and Debenture Warrants were exercised immediately prior to such time; provided, however, that Proforma Conversion Stock shall not be deemed to include
--------  -------
any shares after such shares have been sold pursuant to (i) a registration statement under the Securities Act, (ii) Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, or (iii) any other exemption from registration to a Person who is free to resell such shares without registration or restriction under the Securities Act; and provided, further,
                                                          --------  -------
that at any time subsequent to the completion of a Qualified Initial Public Offering, Proforma Conversion Stock shall not include any shares which are eligible to be sold without registration under the Securities Act in compliance with Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act. No shares of Proforma Conversion Stock shall be deemed to exist from and after such time as there are less than 400,000 shares of Proforma Conversion Stock in existence

(as such number may be adjusted for stock splits, stock combination, stock dividends and recapitalizations affecting the Common).

     "Prospectus" shall mean any prospectus which is a part of a Registration Statement, together with all amendments or supplements thereto.

     "Qualified Initial Public Offering" shall mean a firm commitment underwritten public offering of Common registered under the Securities Act (i) with the per share price to the public equal to at least $0.80 (as adjusted for stock splits, stock combinations, stock dividends and recapitalizations affecting the Common), and (ii) in which the Company receives proceeds net of all costs, expenses and underwriting discounts and commissions of not less than $20,000,000 (including proceeds received by the Company upon exercise of any over-allotment option by the underwriters) in each case as determined by the amounts set forth on the cover page of the prospectus for such offering.

     "Registration Statement" shall mean any registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, together with all amendments or supplements thereto.

     "Securities" shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean any one of the Securities.

     "Securities Act" shall mean the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

     "Securities and Exchange Commission" shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

     "Seller" shall mean each Holder of Securities of the Company as to which Securities the Company would be required to file a Registration Statement or which would be registered under the Securities Act at the request of such Holder pursuant to any of the provisions of this Agreement.

     "Series A Agreements" shall have the meaning given such term in the Recitals hereto.

     "Series A Preferred" shall mean the Company's Series A Convertible Preferred Stock, $1.00 par value, sold pursuant to the Series A Agreements, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

     "Series B Agreements" shall have the meaning given such term in the Recitals hereto.

     "Series B Preferred" shall mean the Company's Series B Convertible Preferred Stock, $1.00 par value, sold pursuant to the Series B Agreements, and any Stock into which such Stock may hereafter be changed, other than by the exercise of the conversion right of such Stock.

     "Series C Agreements" shall have the meaning given such term in the Recitals hereto.

     "Series C Preferred" shall mean the Company's Series C Senior Convertible Preferred Stock, $1.00 par value, sold pursuant to the Original Series C Agreements and the Series C Agreements, or issued pursuant to the Original Series C Stock Dividend, and any Stock into which such Stock may hereafter be changed, other than by the exercise of the conversion right of such Stock.

     "Series D Agreements" shall have the meaning given such term in the Recitals hereto.

     "Series D Preferred" shall mean the Company's Series D Senior Convertible Preferred Stock, $1.00 par value, sold pursuant to the Original Series D Agreements and the Series D Agreements, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock, except for shares of Series D Senior Convertible Preferred, $1.00 par value, sold to Doctors' Pharmacy, Inc. pursuant to that certain Asset Purchase Agreement between the Company, Doctors' Pharmacy, Inc. and Direct Pharmaceuticals Corporation.

     "Series E Preferred" shall mean the Company's Series E Super Senior Convertible Preferred Stock, $1.00 par value, sold pursuant to the Warrant and Series E Agreements, and any Stock into which such Stock may hereafter be changed, other than by the conversion right of such Stock.

     "Series F Preferred" shall mean the Company's Series F Senior Convertible Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed, other than by the exercise of the conversion right of such Stock.

     "Series G Preferred" shall mean the Company's Series G Super Senior Convertible Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed, other than by the exercise of the conversion right of such Stock.

     "Series H Preferred" shall mean the Company's Series H Superior Senior Redeemable Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed.

     "Series H Warrants" shall have the meaning given such term in the Recitals hereto.

     "Series I Preferred" shall mean the Company's Series I Super Superior Senior Redeemable Preferred Stock, $1.00 par value, and any Stock into which such Stock may hereafter be changed.

     "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participation in, corporate stock.

     "Voting Common" shall mean the Company's Voting Common Stock, $.01 par value per share, described in Article 4 of the Company's Articles of Incorporation, and any Stock into which such Stock may hereafter be changed.

     "Warrant and Series E Agreements" shall have the meaning given such term in the Recitals hereto.

     "Warrant Purchase Agreement" shall have the meaning given such term in the recitals hereto.

     "Warrants" shall have the meaning given such term in the Recitals hereto.

     2.  Required Registrations.
         ----------------------

     A. Commencing on the date falling 180 days after the effective date of a Qualified Initial Public Offering, upon the written request to register any number of shares of Conversion Stock under the Securities Act made by Liberty, the Company will use its best efforts to effect the registration of Conversion Stock under the Securities Act and the registration or qualification thereof under all applicable state securities or blue sky laws, but only to the extent provided for in the following provisions of this Agreement. A request pursuant to this Section 2.A. shall state the intended method of disposition of the Conversion Stock sought to be registered. Whenever the Company shall, pursuant to this Section 2.A., be requested by Liberty to effect the registration of any Conversion Stock under the Securities Act, the Company shall promptly give written notice of such proposed registration to MSVP, stating that MSVP has the right to request that any or all of the Conversion Stock owned by it be included in such registration. The Company shall include in such registration all Conversion Stock with respect to which the Company receives written requests pursuant to the preceding sentence from MSVP for inclusion therein; and thereupon the Company will, subject to the limitations contained in Section 8, as expeditiously as possible, use its best efforts to effect the registration, under the Securities Act, of such Conversion Stock which the Company has been requested to register for disposition by MSVP in accordance with the intended method of disposition described in the request of Liberty, all to the extent requisite to permit such sale or other disposition by MSVP of the Conversion Stock so registered.

     B. Liberty shall be entitled to require the Company to register Conversion Stock pursuant to the provisions of Section 2.A. hereof three times, but no more than once in any continuous six-month period. The foregoing registration rights of Liberty shall not be deemed satisfied by the Company until a Registration Statement shall have been filed by the Company with and made effective by the Securities and Exchange Commission under the Securities Act pursuant to a request made pursuant to Section 2.A. Liberty shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for the offering of Securities covered by such Registration Statement, subject to the consent of the Company, which consent shall not be unreasonably withheld.

     C. Commencing on the date falling 180 days after the effective date of a Qualified Initial Public Offering, upon the written request to register any number of shares of Conversion Stock under the Securities Act made by MSVP, the Company will use its best efforts to effect the registration of Conversion Stock under the Securities Act and the registration or qualification thereof under all applicable state securities or blue sky laws, but only to the extent provided for in the following provisions of this Agreement. A request pursuant to this
Section 2.C. shall state the intended method of disposition of the Conversion Stock sought to be registered. Whenever the Company shall, pursuant to this
Section 2.C., be requested by MSVP to effect the registration of any Conversion Stock under the Securities Act, the Company shall promptly give written notice of such proposed registration to Liberty, stating that Liberty has the right to request that any or all of the Conversion Stock owned by it be included in such registration. The Company shall include in such registration all Conversion Stock with respect to which the Company receives written requests pursuant to the preceding sentence from Liberty for inclusion therein; and thereupon the Company will, subject to the limitations contained in Section 8, as expeditiously as possible, use its best efforts to effect the registration, under the Securities Act, of such Conversion Stock which the Company has been requested to register for disposition by Liberty in accordance with the intended method of disposition described in the request of MSVP, all to the extent requisite to permit such sale or other disposition by Liberty of the Conversion Stock so registered.

     D. MSVP shall be entitled to require the Company to register Conversion Stock pursuant to the provisions of Section 2.C. hereof three times, but no more than once in any continuous six-month period. The foregoing registration rights of MSVP shall not be deemed satisfied by the Company until a Registration Statement shall have been filed by the Company with and made effective by the Securities and Exchange Commission under the Securities Act pursuant to a request made pursuant to Section 2.C. MSVP shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for the offering of Securities covered by such Registration Statement, subject to the consent of the Company, which consent shall not be unreasonably withheld.

     E. The Company shall be entitled to postpone for a reasonable time, not exceeding 120 days, the filing of a Registration Statement pursuant to a request made pursuant to Section 2.A. or 2.C. or its efforts to cause such Registration Statement to become effective if at the time the right to delay is exercised the Company shall determine in good faith that such offering would interfere with any acquisition, financing or other transaction that the Company is actively pursuing and is material to the Company or would involve initial or continuing disclosure obligations that would not be in the best interests of the Company. The Company may not exercise the right to delay more than once in any continuous twelve-month period.

     3.   Incidental Registration.  If the Company at any time proposes or is
          -----------------------
required to register any of its shares of Common under the Securities Act or any applicable state securities or blue sky laws on a form which permits inclusion of the Conversion Stock, other than the registration under the Securities Act by the Company of a Qualified Initial Public Offering, it will each such time give written notice to Liberty and MSVP of its intention so to do. Upon the written request of Liberty and/or MSVP given within 20 days after receipt of any such notice, the Company will, subject to the limits contained in Section 8, use its best efforts to cause all Conversion Stock which such Holders shall have requested be registered, to be registered under the Securities Act and any applicable state securities or blue sky laws, all to the extent requisite to permit the sale or other disposition by such Holders of the Conversion Stock so registered. No registrations of Conversion Stock under this Section 3 shall relieve the Company of its obligation to effect registrations under Section 2 hereof, or shall constitute a registration request by Liberty or MSVP thereunder. The Company shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for all registrations of offerings of Securities under this Section 3.

     4.   Registration Procedures.  Whenever the Company is required by the
          -----------------------
provisions of this Agreement to use its best efforts to effect the registration of any Conversion Stock under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Securities and use its best efforts to cause such Registration Statement to become and remain effective (provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders of at least 51% of the Conversion Stock included in such Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

     (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one year and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Sellers thereof set forth in such Registration Statement;

     (c) furnish to each Seller such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the Securities owned by such Seller;

     (d) use every reasonable effort to register or qualify all the Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Seller to consummate the public sale or other disposition in such jurisdiction of the Securities owned by such Seller covered by such Registration Statement; provided, however, that the Company shall not
                                  --------  -------
          be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

     (e) notify each Seller at any time when a Prospectus relating to the Securities of such Seller covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of any such Seller, prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Securities covered by such Registration Statement to be listed on each securities exchange on which Securities of the same class are then listed;

     (g) provide a transfer agent and registrar for Voting Common not later than the effective date of such Registration Statement;

     (h) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the holders of at least 51% of the Conversion Stock included in such Registration Statement or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Securities (including, without limitation, effecting a stock split or a combination of shares);

     (i) make available for inspection by any Seller, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; and

     (j) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of at least 51% of the Conversion Stock included in such Registration Statement reasonably request.

     5.   Expenses.  All expenses incurred in effecting the first requested
          --------
registrations provided for in each of Sections 2.A and 2.B. hereof and Sections 2.C. and 2.D. hereof and in effecting all of the registrations provided for in
Section 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of counsel for the Sellers (who shall be one firm of attorneys selected by Sellers holding at least 51% of the Conversion Stock being offered), underwriting expenses other than commissions, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection (D) of
Section 4 hereof, shall be borne and paid by the Company. All expenses incurred in effecting the second and third requested registrations under each of Sections 2.A. and 2.B. hereof and Sections 2.C. and 2.D. hereof, shall be borne and paid by the Holders of Securities who include Securities therein (and the Company, if it includes Securities therein), such expenses to be shared among and paid by such Persons in the ratio that the initial public offering price of the Securities included by each such Person (as set forth in the Prospectus) bears to the aggregate initial public offering price of all Securities included therein.

     6.   Indemnification.
          ---------------

     A. In the event of any registration of any of its Securities under the Securities Act pursuant to this Agreement, the Company, to the extent permitted by law, shall indemnify and hold harmless the Seller of such Securities, each underwriter (as defined in the Securities Act), each other Person who participates in the offering of such Securities, and each other Person, if any, who controls (within the meaning of the Securities Act) such Seller, underwriter or participating Person, against any losses, claims, damages or liabilities, joint or several, to which such Seller, underwriter, participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any Securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Seller, or any such underwriter, participating Person or controlling Person for any legal or other expenses reasonably incurred by such Seller, underwriter, participating Person or controlling Person in connection with investigating or defending any such loss, damage, liability or action; provided, however, that the Company shall not be liable to any Seller, or any
--------  -------
such underwriter, participating Person, or controlling Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, summary Prospectus, final Prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Seller, specifically for use therein.

     B. Each of Liberty and MSVP, severally and not jointly, indemnifies and holds harmless each other, the Company, its directors and officers, each underwriter (as defined in the Securities Act), and each other Person, if any, who controls (within the meaning of the Securities Act) the Company, any underwriter or such other Holder, against any losses, claims, damages, or liabilities, joint or several, to which any such other Holder, the Company, any such director or officer, any such underwriter, or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which Securities owned by such Holder are registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any such Securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case to the extent, but only to the extent, that such alleged untrue statement or alleged omission was made in such Registration Statement, preliminary Prospectus, summary Prospectus, final Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein, and then only to the extent that such alleged untrue statements or alleged omissions by such Holder were not based on the authority of an expert as to which such Holder had no reasonable ground to believe, and did not believe, that the statements made based on the authority of such expert were untrue or that there was an omission to state a material fact. Notwithstanding the foregoing provisions of this Subsection B, neither Liberty nor MSVP shall be required to pay under such provisions an amount in excess of the proceeds received by such Holder in payment for the Securities sold by such Holder pursuant to the Registration Statement.

     C. Indemnification similar to that specified in Subsections (A) and (B) of this Section 6 shall be given by the Company and each of Liberty and MSVP (with such modifications as shall be appropriate) covered by any registration or other qualification of Securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.

     D. Any Person which proposes to assert the right to be indemnified under Subsections (A), (B), or (C) of this Section 6 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such Person in respect of which a claim is to be made against an indemnifying Person under such Subsections (A), (B) or (C), notify each such indemnifying Person of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. The indemnifying Person shall be entitled to participate in and, to the extent such indemnifying Person may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to the Person claiming indemnification, and after notice from the indemnifying Person of its election to assume the defense thereof the indemnifying Person will be liable to the Person claiming indemnification only for legal fees and expenses incurred by the Person claiming indemnification prior to the date upon which such Person received notice that the indemnifying Person had chosen to assume the defense of such action (including any costs incurred subsequent to that date relating solely to organization or clean-up of work performed prior to such date). The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought; provided, however, that
                                               --------  -------
notwithstanding the foregoing, in any case when indemnification is sought against the Company and (i) the Person seeking indemnification has been advised by counsel that its defenses may be different from those of the Company, or (ii) the Company has not proceeded in a timely manner to effect such defense, then the fees and expenses of counsel for such Person shall be paid by the Company. In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's consent.

     E. The indemnification provided for under this Section 6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Securities.

     F. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6 is for any reason held to be unavailable to an indemnified party under Subsection A. B. or C. above in respect to any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities. The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 6, neither Liberty nor MSVP shall be required to contribute any amount in connection with any Registration Statement in excess of the proceeds received by such Holder pursuant to such Registration Statement.

     7.   Participation in Underwritten Registrations.  No Person may
          -------------------------------------------
participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     8.   Marketing Restrictions.
          ----------------------

     A.   If

          (1) Liberty is entitled and wishes to register any Conversion Stock in a registration made pursuant to Sections 2.A. and 2.B. hereof, and

          (2) the offering proposed to be made by Liberty is to be an underwritten public offering, and

          (3) the Company, MSVP or one or more other Holders of Securities wishes to register Securities in such registration, and

          (4) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be successfully marketed, then the relative rights to participate in such offering of Liberty, MSVP, the Holders, if any, of Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

          First:  Liberty shall be entitled to participate; and then

          Second:  MSVP shall be entitled to participate; and then

          Third:  The Company shall be entitled to participate; and then

          Fourth: All Holders, if any, of other Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them.

No Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company, Liberty or MSVP in a transaction which would require registration under the Securities Act (except for sales pursuant to a registration statement on Form S-8) until the expiration of 90 days after the effective date of the Registration Statement filed pursuant to Sections 2.A. and 2.B. hereof, or such earlier time consented to by the managing underwriters.

     B.   If

          (1) MSVP is entitled and wishes to register any Conversion Stock in a registration made pursuant to Sections 2.C. and 2.D. hereof, and

          (2) the offering proposed to be made by MSVP is to be an underwritten public offering, and

          (3) the Company, Liberty or one or more other Holders of Securities wishes to register Securities in such registration, and

          (4) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be successfully marketed, then the relative rights to participate in such offering of MSVP, Liberty, the other Holders, if any, of Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

          First:  MSVP shall be entitled to participate; and then

          Second:  Liberty shall be entitled to participate; and then

          Third:  The Company shall be entitled to participate; and then

          Fourth: All Holders, if any, of other Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them.

No Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company, Liberty or MSVP in a transaction which would require registration under the Securities Act (except for sales pursuant to a registration statement on Form S-8) until the expiration of 90 days after the effective date of the Registration Statement filed pursuant to Sections 2.C. and 2.D. hereof, or such earlier time consented to by the managing underwriters.

     C.   If

          (1)  Liberty or MSVP requests registration of Conversion Stock under
     Section 3 hereof, and

          (2) the offering proposed to be made is to be an underwritten public offering, and

          (3) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be successfully marketed, then the relative rights to participate in such offering of Liberty, MSVP, the other Holders, if any, of Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

          First: The Person or Persons (including the Company in the case of an offering initiated by the Company) requesting such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them; and then

          Second: Liberty, MSVP and all other Holders, if any, of Securities having the right to include such Securities in such registration shall be entitled to participate pro rata among themselves in accordance with the number of shares of Voting Common which each such Holder shall have requested be registered (for the purposes of this clause, Securities convertible into or exchangeable or exercisable for Voting Common to be treated as if they were so converted or exchanged or exercised immediately prior to the filing of the Registration Statement covering such registration); and then

          Third: If such registration shall have been requested by a Person or Persons other than the Company, the Company shall be entitled to include Securities in such registration.

No Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company, Liberty or MSVP in a transaction which would require registration under the Securities Act (except for sales pursuant to a registration statement on Form S-8) until the expiration of 90 days after the effective date of the Registration Statement in which Conversion Stock was included pursuant to
Section 3 hereof, or such earlier time consented to by the managing underwriters.

     9.   Sale of Extension Guaranty Warrants, Series H Warrants, 1996 Extension
          ----------------------------------------------------------------------
Guaranty Warrants, Extension Series H Warrants and/or Debenture Warrants to
---------------------------------------------------------------------------
Underwriter.  Notwithstanding anything in this Agreement to the contrary, in
-----------
lieu of exercising any Extension Guaranty Warrants, Series H Warrants, 1996 Extension Guaranty Warrants, Extension Series H Warrants or Debenture

Warrants prior to or simultaneously with the filing or the effectiveness of any Registration Statement filed pursuant to this Agreement, the Holder of such Extension Guaranty Warrants, Series H Warrants, 1996 Extension Guaranty Warrants, Extension Series H Warrants and/or Debenture Warrants may sell such Extension Guaranty Warrants, Series H Warrants, 1996 Extension Guaranty Warrants, Extension Series H Warrants and/or Debenture Warrants to the underwriter of the offering being registered if such underwriter consents thereto and if such underwriter undertakes to exercise such Extension Guaranty Warrants, Series H Warrants, 1996 Extension Guaranty Warrants, Extension Series H Warrants or Debenture Warrants, before making any distribution pursuant to such Registration Statement and to include the Conversion Stock among the Securities being offered pursuant to such Registration Statement. The Company agrees to cause the Conversion Stock to be issued within such time as will permit the underwriter to make and complete the distribution contemplated by the underwriting.

     10.  Assignability of Registration Rights.  The registration rights set
          ------------------------------------
forth in this Agreement shall accrue to each subsequent Holder of Proforma Conversion Stock who consents in writing to be bound by the terms and conditions of this Agreement, provided, however, that the rights of Liberty set forth in
                   --------  -------
Subsections 2.A., 2.B. and 8.A. of this Agreement shall only accrue to a subsequent Holder of all of Liberty's Proforma Conversion Stock who consents in writing to be bound by the terms and conditions of this Agreement, and the rights of MSVP set forth in Subsections 2.C., 2.D. and 8.B. of this Agreement shall only accrue to a subsequent Holder of all of MSVP's Proforma Conversion Stock who consents in writing to be bound by the terms and conditions of this Agreement

     11.  Grant of Subsequent Registration Rights.  The Company may not grant
          ---------------------------------------
registration rights to subsequent investors in the Company unless such rights are subordinate to the rights of Liberty and MSVP or the grant of such rights is consented to by Liberty and MSVP.

     12.  Severability.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     13.  Rule 144.  At the written request of Liberty or MSVP in connection
          --------
with a proposal to sell Conversion Stock in compliance with Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, the Company shall furnish to such Holder, within ten days after receipt of such request, a written statement as to whether or not the Company is in compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule.

     14.  Descriptive Headings.  The descriptive headings of this Agreement are
          --------------------
inserted for convenience only and do not constitute a part of this Agreement.

     15.  Notices.  All communications provided for hereunder shall be in
          -------
writing and delivered by hand or by first-class or certified mail, postage prepaid, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been received on the day of personal delivery or within three business days after such mailing:

     If to Liberty or MSVP, addressed to such Holder at its address as shown on the books of the Company or its transfer agent;

          If to the Company, to:

              Allscripts, Inc.
              2401 Commerce Drive
              Libertyville, Illinois  60048
              Attention:  President

          With a copy to:

              Joseph H. Greenberg
              Gardner, Carton & Douglas
              321 North Clark Street
              Suite 2900
              Chicago, Illinois  60610

or, as to such Holders or the Company, to such other persons or at such other addresses as shall be furnished by any such party by like notice to the other parties.

     16.  Termination.  All rights under this Agreement shall terminate as to
          -----------
any Holder at such time as such Holder is free to sell all shares of Proforma Conversion Stock held by such Holder pursuant to paragraph (k) of Rule 144 under the Securities Act or a comparable exemption from registration that enables the Holder to sell all shares of Proforma Conversion Stock held by such Holder without registration and without restriction as to the manner of sale or otherwise.

     17.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

     18.  Entire Agreement.  This Agreement constitutes the entire agreement by
          ----------------
and among the parties hereto with respect to the subject matter hereof, and supersedes and replaces in its entirety the Eleventh Restated Registration Agreement, provided, however, that in the event the Company has not consummated
           --------  -------
a Qualified Initial Public Offering registered pursuant to Registration Statement No. 333-78431 (and/or any additional Registration Statement related thereto and filed pursuant to Rule 462(b) under the Securities Act) on or before December 31, 1999, this Agreement shall terminate and be of no further force or effect and the Eleventh Restated Registration Agreement shall thereafter continue in full force and effect.

     19.  Amendments and Governing Law.  This Agreement may be amended, modified
          ----------------------------
or supplemented or any provision hereof waived only by a written instrument executed by Liberty and MSVP. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.



                           [Signatures on next page]

Registration Agreement
----------------------

                             THE HOLDERS:
                             -----------

                             LIBERTY PARTNERS HOLDINGS 6, L.L.C.


                             By:    /s/ Michael Kluger
                                -------------------------------------------


                             MORGAN STANLEY VENTURE PARTNERS III, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.,
                                  its General Partner

                             By: Morgan Stanley Venture Capital III, Inc.,
                                  its Institutional Managing Member


                             By:    /s/ Gary M. Stein, Vice President
                                -------------------------------------------


                             MORGAN STANLEY VENTURE INVESTORS III, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.,
                                  its General Partner

                             By: Morgan Stanley Venture Capital III, Inc.,
                                  its Institutional Managing Member


                             By:    /s/ Gary M. Stein, Vice President
                                -------------------------------------------

Registration Agreement
----------------------

                             THE MORGAN STANLEY VENTURE PARTNERS
                             ENTREPRENEUR FUND, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.,
                                  its General Partner

                             By: Morgan Stanley Venture Capital III, Inc.,
                                  its Institutional Managing Member


                             By:    /s/ Gary M. Stein, Vice President
                                -------------------------------------


                             ESSEX VENTURE PARTNERS, L.P. FUND I


                             By:    /s/ James Currie
                                -------------------------------------
                             Its:   General Partner


                             PROVIDENCE PARTNERSHIP II


                             By:    /s/         , Attorney in fact
                               --------------------------------------
                                       a General Partner


                                    /s/ Ralph A. Bard, III
                             ----------------------------------------
                             Ralph A. Bard, III


                             ________________________________________
                             Mary B. Bourquin


                             ________________________________________
                             Katharine B. Dickson


                                      /s/ Gordon R. Lang
                             ----------------------------------------
                             Gordon R. Lang, individually and the
                             Gordon R. Lang IRA Rollover
                             Delaware Charter Guarantee and
                             Trust Company, Trustee

Registration Agreement
----------------------

                             1987 MERCHANT INVESTMENT PARTNERSHIP
                             By:  Merchant Capital, Inc., its general partner


                             By:    /s/ Linda H. Hanauer
                                ---------------------------------------------
                             Its:   Chief Financial & Administrative Officer


                             BESSEMER VENTURE PARTNERS II L.P.,
                             a Delaware limited partnership

                             By:  Deer II Co., a Delaware
                                    general partnership

                                    By:  /s/ Robert H. Buescher
                                       --------------------------------------
                                       a General Partner


                             ________________________________________________*
                             William T. Burgin


                             ________________________________________________*
                             Brimstone Island Co. L.P.


                             ________________________________________________*
                             Neill H. Brownstein


                                      /s/ Robert H. Buescher
                             ------------------------------------------------
                             Robert H. Buescher


                                      /s/ James H. Furneaux
                             ------------------------------------------------
                             James H. Furneaux


                             ________________________________________________*
                             Christopher Gabrieli


                             ________________________________________________*
                             Paul Bancroft III

Registration Agreement
----------------------

                             CARDWELL CHILDREN'S TRUST
                             Dated June 1, 1987


                             By:_____________________________________________*
                                       Its Trustee


                             ________________________________________________*
                             R. Daniel Saxe, Jr.


                             ________________________________________________*
                             Thomas F. Ruhm


                             ________________________________________________*
                             John I. Wechsler


                             ________________________________________________*
                             Ward W. Woods

                             *By:    Robert H. Buescher,
                                     Attorney-in-Fact  /s/ Robert H. Buescher
                                                       ----------------------


                                      /s/ N. Goldfarb
                             ------------------------------------------------
                             Norman M. Goldfarb


                             THE WOODLANDS VENTURE FUND, L.P.

                             By:     The Woodlands Venture Partners, L.P.


                             By:_____________________________________________
                                    A General Partner


                             ________________________________________________
                             John N. Kapoor

Registration Agreement
----------------------

                             ARROW PARTNERS C.V.


                             By:________________________________________
                                       A General Partner

                             MAILSCRIPTS, INC.


                             By:________________________________________
                             Its:_______________________________________


                             ISP PHARMACEUTICALS, INC.


                             By:________________________________________
                             Its:_______________________________________


                             STATE BOARD OF ADMINISTRATION OF
                              FLORIDA


                             By:    /s/ Michael Kluger
                                ----------------------------------------


                             CHASE MANHATTAN TTEE FOR IBM CORP.
                             RETIREMENT PLAN TRUST DTD 12/18/45


                             By:    /s/
                                ----------------------------------------
                                Sr. Executive Vice President
                                Palisade Capital Management LLC


                             BANKERS TRUST TRUSTEE FOR CHRYSLER CORP.
                             EMPLOYEE #1 PENSION PLAN DTD 4/1/89


                             By:    /s/
                                ----------------------------------------
                                Sr. Executive Vice President
                                Palisade Capital Management LLC

Registration Agreement
----------------------

                             EDWARD STEWART REVOCABLE TRUST


                             By:___________________________________


                             COMDISCO FOUNDATION


                             By:    /s/
                                -----------------------------------


                             AWAD & ASSOCIATES L.P.


                             By:___________________________________


                             ______________________________________
                             Nanette E. Scofield


                                    /s/ Richard B. Felder
                             --------------------------------------
                             Richard B. Felder


                             ______________________________________
                             Michael D. Mintz Trust U/A 8/12/92


                             LIBERTY INVESTMENT PARTNERSHIP #6


                             By:    /s/ Michael Kluger
                                -----------------------------------

                                    /s/ Marvin Sharfstein
                             --------------------------------------
                             Marvin Sharfstein


                                    /s/ Warren Wood
                             --------------------------------------
                             Warren Wood

Registration Agreement
----------------------

                             HAP INVESTMENT PARTNERSHIP


                             By:    /s/ Harold D. Price
                                ------------------------------------------------


                                    /s/ Janice Robinson
                             ---------------------------------------------------
                             Janice Robinson


                                    /s/ Rober M. Zinn  /s/ Carole S. Zinn
                             ---------------------------------------------------
                             Robert M. Zinn and Carole S. Zinn, Trustees for the Zinn Family Trust Dated 9/5/97


                                    /s/ Andrew L. Turner
                             ---------------------------------------------------
                             Andrew L. Turner


                             ___________________________________________________
                             Jacqueline Sacher


                                    /s/ Stanton Scherer
                             ---------------------------------------------------
                             Bear Stearns Custodian for IRA for Stanton Scherer


                                    /s/ Glen E. Tullman
                             ---------------------------------------------------
                             Glen E. Tullman


                                    /s/ David B. Mullen
                             ---------------------------------------------------
                             David B. Mullen


                             ___________________________________________________
                             Robert W. Rook, Jr.


                                    /s/ Michael E. Cahr
                             ---------------------------------------------------
                             Michael E. Cahr


                                    /s/ James Rosenblum
                             ---------------------------------------------------
                             James Rosenblum

Registration Agreement
----------------------

                                      /s/ Bernard Goldstein
                             --------------------------------------
                             Bernard Goldstein


                             ______________________________________
                             Robert Compton


                                      /s/ Lee Shapiro
                             --------------------------------------
                             Lee Shapiro


                                      /s/ Warren Tullman
                             --------------------------------------
                             Warren Tullman


                                      /s/ Jeffrey A. Surges
                             --------------------------------------
                             Jeffrey Surges


                                      /s/ Joseph Carey
                             --------------------------------------
                             Joseph Carey


                                      /s/ Stanley Crane
                             --------------------------------------
                             Stanley Crane


                             ______________________________________
                             J. Laurence Costin


                                      /s/ John Peterman
                             --------------------------------------
                             John Peterman


                                      /s/ Scott Leisher
                             --------------------------------------
                             Scott Leisher


                             ______________________________________
                             Arnie Millstein

Registration Agreement
----------------------

                             THE COMPANY:
                             -----------

                             ALLSCRIPTS, INC.


                             By:    /s/ John Cull
                                ---------------------------
                             Its:   Treasurer

                                  SCHEDULE I
                                  ----------

                                      TO
                                      --

                    TWELFTH RESTATED REGISTRATION AGREEMENT
                    ---------------------------------------


I.   Holders of Series A Preferred and Series B Preferred
     ----------------------------------------------------

     1.   Liberty Partners Holdings 6, L.L.C.

     2.   Morgan Stanley Venture Partners III, L.P.

     3.   Morgan Stanley Venture Investors III, L.P.

     4.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     5.   State Board of Administration of Florida

     6.   Liberty Investment Partnership #6

     7.   Essex Venture Partners, L.P. Fund I

     8.   Providence Partnership II

     9.   Ralph A. Bard, III

     10.  Mary B. Bourquin

     11.  Katharine B. Dickson

     12.  Gordon R. Lang


II.  Holders of Series C Preferred
     -----------------------------

     1.   Liberty Partners Holdings 6, L.L.C.

     2.   Morgan Stanley Venture Partners III, L.P.

     3.   Morgan Stanley Venture Investors III, L.P.

     4.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     5.   State Board of Administration of Florida

     6.   Liberty Investment Partnership #6

     7.   Providence Partnership II

      8.  1987 Merchant Investment Partnership

      9.  The Woodlands Venture Fund, L.P.

      10. Bessemer Venture Partners II L.P., a Delaware limited partnership

      11. William T. Burgin

      12. Brimstone Island Co. L.P.

      13. Neill H. Brownstein

      14. Robert H. Buescher

      15. Christopher Gabrieli

      16. James H. Furneaux

      17. Norman M. Goldfarb

      18. Paul Bancroft III

      19. Cardwell Children's Trust dated June 1, 1987

      20. R. Daniel Saxe, Jr.

      21. Thomas F. Ruhm

      22. John I. Wechsler

      23. John N. Kapoor

      24. Arrow Partners C.V.


III.  Holders of Series D Preferred
      -----------------------------

      1.  Liberty Partners Holdings 6, L.L.C.

      2.  Morgan Stanley Venture Partners III, L.P.

      3.  Morgan Stanley Venture Investors III, L.P.

      4.  The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

      5.  State Board of Administration of Florida

      6.  Liberty Investment Partnership #6

     7.   The Woodlands Venture Fund, L.P.

     8.   Bessemer Venture Partners II L.P., a Delaware limited partnership

     9.   William T. Burgin

     10.  Brimstone Island Co. L.P.

     11.  Neill H. Brownstein

     12.  Robert H. Buescher

     13.  Thomas F. Ruhm

     14.  John I. Wechsler

     15.  Ward W. Woods

     16.  Providence Partnership II

     17.  1987 Merchant Investment Partnership

     18.  Arrow Partners C.V.

     19.  Christopher Gabrieli

     20.  Norman M. Goldfarb

     21.  Paul Bancroft III

     22.  R. Daniel Saxe

     23.  John N. Kapoor

     24. The Gordon R. Lang IRA Rollover, Delaware Charter Guarantee & Trust Company, Trustee

     25.  Ralph A. Bard, III

     26.  Mary B. Bourquin

     27.  Katharine B. Dickson


IV.  Holders of Series F Preferred and Series G Preferred
     ----------------------------------------------------

     1.   Liberty Partners Holdings 6, L.L.C.

     2.   Morgan Stanley Venture Partners III, L.P.

     3.   Morgan Stanley Venture Investors III, L.P.

     4.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     5.   State Board of Administration of Florida

     6.   Liberty Investment Partnership #6

     7.   Providence Partnership II

     8.   Gordon R. Lang

     9.   1987 Merchant Investment Partnership

     10.  The Woodlands Venture Fund, L.P.

     11.  Bessemer Venture Partners II L.P., a Delaware limited partnership

     12.  William T. Burgin

     13.  Brimstone Island Co. L.P.

     14.  Neill H. Brownstein

     15.  Robert H. Buescher

     16.  Christopher Gabrieli

     17.  James H. Furneaux

     18.  Norman M. Goldfarb

     19.  Paul Bancroft III

     20.  R. Daniel Saxe, Jr.

     21.  Thomas F. Ruhm

     22.  John I. Wechsler

     23.  Arrow Partners C.V.

     24.  Ward W. Woods

                                  SCHEDULE II
                                  -----------

                                      TO
                                      --

                    TWELFTH RESTATED REGISTRATION AGREEMENT
                    ---------------------------------------


Holders of Extension Guaranty Warrants
--------------------------------------

     1.   Liberty Partners Holdings 6, L.L.C.

     2.   Morgan Stanley Venture Partners III, L.P.

     3.   Morgan Stanley Venture Investors III, L.P.

     4.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     5.   State Board of Administration of Florida

     6.   Liberty Investment Partnership #6


Holders of 1996 Extension Guaranty Warrants
-------------------------------------------

     1.   Liberty Partners Holdings 6, L.L.C.

     2.   Morgan Stanley Venture Partners III, L.P.

     3.   Morgan Stanley Venture Investors III, L.P.

     4.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     5.   State Board of Administration of Florida

     6.   Liberty Investment Partnership #6

                                 SCHEDULE III
                                 ------------

                                      TO
                                      --

                    TWELFTH RESTATED REGISTRATION AGREEMENT
                    ---------------------------------------



Holders of Common (Converted from Class B Common)
-------------------------------------------------

     1.   Mailscripts, Inc.

     2.   ISP Pharmaceuticals, Inc.

                                  SCHEDULE IV
                                  -----------

                                       TO
                                       --

                    TWELFTH RESTATED REGISTRATION AGREEMENT
                    ---------------------------------------



Holders of Series H Warrants, Extension Series H Warrants and H Unit Common
---------------------------------------------------------------------------

     1.   Liberty Partners Holdings 6, L.L.C.

     2.   Morgan Stanley Venture Partners III, L.P.

     3.   Morgan Stanley Venture Investors III, L.P.

     4.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     5.   State Board of Administration of Florida

     6.   Liberty Investment Partnership #6

     7.   Providence Partnership II

     8.   Ralph A. Bard, III

     9.   Mary B. Bourquin

     10.  Katharine B. Dickson

     11.  1987 Merchant Investment Partnership

     12.  Bessemer Venture Partners II L.P., a Delaware limited partnership

     13.  William T. Burgin

     14.  Brimstone Island Co. L.P.

     15.  Neill H. Brownstein

     16.  Robert H. Buescher

     17.  Christopher Gabrieli

     18.  Norman M. Goldfarb

     19.  Paul Bancroft III

     20.  R. Daniel Saxe, Jr.

     21.  Thomas F. Ruhm

     22.  John I. Wechsler

     23.  Arrow Partners C.V.

     24.  Ward W. Woods

     25.  National Health Systems, Inc.


Holders of Extension Series H Warrants
--------------------------------------

     26.  Liberty Partners Holdings 6, L.L.C.

     27.  Morgan Stanley Venture Partners III, L.P.

     28.  Morgan Stanley Venture Investors III, L.P.

     29.  The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     30.  State Board of Administration of Florida

     31.  Liberty Investment Partnership #6

     32.  Providence Partnership II

     33.  Ralph A. Bard, III

     34.  Mary B. Bourquin

     35.  Katharine B. Dickson

     36.  1987 Merchant Investment Partnership

     37.  Bessemer Venture Partners II L.P., a Delaware limited partnership

     38.  William T. Burgin

     39.  Brimstone Island Co. L.P.

     40.  Neill H. Brownstein

     41.  Robert H. Buescher

     42.  Christopher Gabrieli

     43.  Norman M. Goldfarb

     44.  Paul Bancroft III

     45.  R. Daniel Saxe, Jr.

     46.  Thomas F. Ruhm

     47.  John I. Wechsler

     48.  Arrow Partners C.V.

     49.  Ward W. Woods

     50.  National Health Systems, Inc.

                                  SCHEDULE V
                                  ----------

                                      TO
                                      --

                    TWELFTH RESTATED REGISTRATION AGREEMENT
                    ---------------------------------------



Holders of I Unit Common
------------------------

     1.   Morgan Stanley Venture Partners III, L.P.

     2.   Morgan Stanley Venture Investors III, L.P.

     3.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     4.   Glen E. Tullman

     5.   David B. Mullen

     6.   Robert W. Rook, Jr.

     7.   Michael E. Cahr

     8.   James Rosenblum

     9.   Bernard Goldstein

     10.  Robert Compton

     11.  Lee Shapiro

     12.  Warren Tullman

     13.  Jeffrey Surges

     14.  Joseph Carey

     15.  Stanley Crane

     16.  J. Laurence Costin

     17.  John Peterman

     18.  Scott Leisher

     19.  Arnie Millstein

                                  SCHEDULE VI
                                  -----------

                                      TO
                                      --

                    TWELFTH RESTATED REGISTRATION AGREEMENT
                    ---------------------------------------



Holders of Debenture Warrants
-----------------------------

     1.   Liberty Partners Holdings 6, L.L.C.

     2.   Morgan Stanley Venture Partners III, L.P.

     3.   Morgan Stanley Venture Investors III, L.P.

     4.   The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

     5.   State Board of Administration of Florida

     6.   Liberty Investment Partnership #6

     7.   Chase Manhattan Ttee for IBM Corp. Retirement Plan Trust Dtd 12/18/45

     8. Bankers Trust Trustee for Chrysler Corp. Employee #1 Pension Plan Dtd 4/1/89

     9.   Edward Stewart Revocable Trust

     10.  Comdisco Foundation

     11.  Awad & Associates L.P.

     12.  Nanette E. Scofield

     13.  Richard B. Felder

     14.  Michael D. Mintz Trust U/A 8/12/92

     15.  Marvin Sharfstein

     16.  Warren Wood

     17.  HAP Investment Partnership

     18.  Janice Robinson

     19. Robert M. Zinn and Carole S. Zinn, Trustees for the Zinn Family Trust Dated 9/5/97

     20.  Andrew L. Turner

     21.  Jacqueline Sacher

     22.  Bear Stearns Custodian for IRA for Stanton Scherer

                                      -2-